UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2004

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8993	13-4181699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Custom House Street, Boston, Massachusetts 02110
(Address of principal executive offices including zip code)

(617) 951-0600
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits. The following exhibits are furnished herewith:

		Exhibit Number	Description
		99 (a)	Text of press release issued by Safety Insurance Group, Inc. dated February 24, 2004.

Item 9.	Regulation FD Disclosure.

In a press release dated February 24, 2004, Safety Insurance Group, Inc. (the “Registrant”) declared a first quarter 2004 dividend, announced a director retirement and scheduled year-end 2003 events.  The registrant’s press release dated February 24,2004 is Furnished herewith as Exhibit 99 (a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date: February 24, 2004

	By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
Chief Financial Officer